Capital Group Completion Fund Series Statement of Additional Information Supplement September 1, 2026 (for the most recent statement of additional information, as supplemented to date)

The information under the “Disclosure of portfolio holdings” section is amended in its entirety to read as follows:

The Series‘ investment adviser has adopted policies and procedures with respect to the disclosure of the Series‘ portfolio holdings information. The Series‘ board of directors/trustees reviews these policies and procedures and receives reports from the Series‘ Chief Compliance Officer periodically.

The Series is permitted to provide a full list of holdings monthly on the Capital Group website no earlier than 30 days after month-end, however if a month-end coincides with a quarter-end, the Series is permitted to provide a full list of holdings no earlier than 10 days after quarter-end. The publicly disclosed holdings information may exclude certain securities when deemed to be in the best interest of the Series as permitted by applicable regulations. In addition, the Series is permitted to provide its top 10 holdings monthly on the Capital Group website no earlier than 10 days after month-end for equity securities, and no earlier than 30 days after month-end for fixed income securities. If a month-end coincides with a quarter-end, the Series is permitted to provide its top 10 holdings for equity and fixed income securities no earlier than 10 days after quarter-end. For multi-asset funds, the fund is permitted to provide its top 10 holdings for equity and fixed income securities monthly on the Capital Group website no earlier than 10 days after month-end. The investment adviser may disclose holdings more frequently on the Capital Group website if it determines it is in the best interest of the Series.

Certain intermediaries are provided additional information about the Series‘ management team, including information on the Series‘ holdings. This information is provided to larger intermediaries that require the information to make the Series available for investment on the firm’s platform. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the Series.

The Series‘ custodian, outside counsel, auditor, financial printers, proxy voting and class action claims processing service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires fund holdings information for legitimate business and/or fund oversight purposes, may receive fund holdings information earlier. See the “General information” section in this statement of additional information of the Series‘ registration statement for further information about the Series‘ custodian, outside counsel and auditor.

The Series may provide a full list of holdings monthly to up to 20 key broker-dealer relationships and up to 10 key global consulting firms with research departments to help them evaluate the Series for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than 10 days after month-end. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the Series.

Affiliated persons of the Series, including officers of the Series and employees of the investment adviser and its affiliates, who receive fund holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information of the Series‘ registration statement and the Code of Ethics. Third-party service providers of the Series and other entities, as described in this statement of additional information of the Series‘ registration statement, receiving such information are subject to confidentiality obligations and obligations that would prohibit them from trading in securities based on such information. When Series holdings information is disclosed other than through the Capital Group website to persons not affiliated with the Series, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business purposes only. None of the Series, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of Series holdings information.

Subject to board policies, the authority to disclose Series holdings information, and to establish policies and procedures with respect to such disclosure, resides with the appropriate investment-related committees of the investment adviser. In exercising their authority, the committees determine whether disclosure of Series holdings information is appropriate and in the best interest of the Series. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of Series holdings information. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of Series holdings information and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling Series holdings information and not disclosing such information to unaffiliated third parties until such holdings are publicly disclosed on the Capital Group website (other than to certain Series service providers and other third parties for legitimate business and/or fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The investment adviser and its affiliates provide investment advice to individuals and financial intermediaries that have investment objectives that may be substantially similar to those of the Series. These clients also may have portfolios consisting of holdings substantially similar to those of the Series and generally have access to current portfolio holdings information for their accounts. These clients do not owe the investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings information.

Keep this supplement with your statement of additional information.

Lit No. MFGESU-032-0926O CGD/10149-S115176